UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 9, 2007

(Date of earliest event reported)

LENOX GROUP INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 944-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Waiver and Amendment to Revolving Credit Agreement and Term Loan Credit Agreement

On February 9, 2007, Lenox Group Inc. (“Lenox”), as a guarantor, together with Lenox Sales, Inc. and FL 56 Intermediate Corp., directly and indirectly wholly owned subsidiaries of Lenox (hereinafter collectively, the “Guarantors”), D56, Inc., Lenox Retail, Inc. and Lenox, Incorporated, indirectly wholly owned subsidiaries of Lenox (hereinafter collectively, the “Borrowers”), UBS AG, Stamford Branch, as Administrative Agent (the “Administrative Agent”) and the respective Lenders (defined below), entered into a Waiver and Amendment (each a “Waiver and Amendment” and, together, the “Waivers and Amendments”) to (1) the Revolving Credit Agreement, dated as of September 1, 2005 (the “Revolving Credit Agreement”), among the Borrowers, the Guarantors, the Administrative Agent, also as Issuing Bank, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, Wells Fargo Foothill LLC and Bank of America, N.A., as Co-Documentation Agents, and the other lenders named therein (collectively, the “Revolving Lenders”), and (2) the Term Loan Credit Agreement, dated as of September 1, 2005 (the “Term Loan Credit Agreement,” and together with the Revolving Credit Agreement, the “Credit Agreements”), among the Borrowers, the Guarantors, the Administrative Agent, also as Collateral Agent, UBS Securities LLC, as Arranger and Syndication Agent, Wells Fargo Foothill LLC, as Documentation Agent, and the other lenders named therein (collectively, the “Term Loan Lenders” and, together with the Revolving Lenders, the “Lenders”).

The Waivers and Amendments were entered into in connection with the Borrowers’ noncompliance with certain financial covenants under the Credit Agreements for the period ended December 31, 2006. Pursuant to the Waivers and Amendments, the Administrative Agent and the Lenders granted the Borrowers a limited waiver of the Borrowers’ noncompliance through and including April 30, 2007 (the “Waiver Termination Date”) and temporarily amended the Credit Agreements through the Waiver Termination Date to adjust the leverage ratio and interest coverage ratio levels for the first quarter of 2007. These waivers and adjustments are subject to earlier, automatic termination upon the occurrence of any event of default under the Credit Agreements prior to the Waiver Termination Date.

In addition, the Waivers and Amendments amended the Credit Agreements (1) to extend the delivery date of the Borrowers’ budget report to March 15, 2007 for fiscal year 2007 and (2) to establish a $5 million minimum borrowing availability. Separately, the Waiver and Amendment to the Revolving Credit Agreement requires the delivery of a borrowing base certificate every week with the failure to make such delivery an immediate event of default, and the Waiver and Amendment to the Term Loan Agreement increases the applicable margin for loans by 0.25% per annum. As consideration for these changes, the Borrowers paid a fee equal to 7.5 basis points of the aggregate commitment of the consenting Revolving Lenders, or approximately $131,250, for the Waiver and Amendment to the Revolving Credit Agreement, and a fee equal to 15 basis points of the aggregate outstanding term loan of the consenting Term Loan Lenders, or approximately $73,208, for the Waiver and Amendment to the Term Loan Agreement.

Copies of the Revolving Credit Agreement and the Term Loan Agreement are on file with the Securities and Exchange Commission as Exhibits 10.1 and 10.2, respectively, to Lenox’s Current Report on Form 8-K filed on September 6, 2005. The descriptions in this Current Report on Form 8-K of the Waivers and Amendments to the Revolving Credit Agreement and the Term Loan Credit Agreement are qualified in their entirety by reference to the forms of the Waivers and Amendments attached hereto as Exhibits 10.1 and 10.2, respectively.

Relationships with Certain Lenders

Wells Fargo Foothill, LLC is an affiliate of Wells Fargo & Company. According to Amendment No. 1 to Schedule 13G, dated February 7, 2007, Wells Fargo & Company owned 1,058,109 shares of Lenox’s common stock, representing 7.5% of Lenox’s outstanding common stock as of February 12, 2007. In addition, Lenox utilizes the insurance brokerage services of Acordia, Inc., an affiliate of Wells Fargo & Company, and paid that entity fees of $150,000 in 2005 and $267,250 in 2006 for such services.

U.S. Bank National Association, one of the Revolving Lenders, provides cash management services to Lenox, including lockbox processing, depository and disbursement services. In 2006, Lenox paid that entity $143,711 in fees for such services.

Item 7.01	Regulation FD Disclosure.

On February 14, 2007, Lenox announced that it had obtained a waiver and amendment to its credit and loan facilities. A copy of the press release is being furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

10.1

Waiver and Fourth Amendment, dated as of February 9, 2007, to the Revolving Credit Agreement, dated as of September 1, 2005, among D56, Inc., Lenox Retail, Inc. and Lenox, Incorporated, as Borrowers, Lenox Group Inc., Lenox Sales, Inc. and FL 56 Intermediate Corp., as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents.

10.2

Waiver and Third Amendment, dated as of February 9, 2007, to the Term Loan Credit Agreement, dated as of September 1, 2005, among D56, Inc., Lenox Retail, Inc. and Lenox, Incorporated, as Borrowers, Lenox Group Inc., Lenox Sales, Inc. and FL 56 Intermediate Corp., as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent.

99.1	Press release dated February 14, 2007, entitled “Lenox Group Inc. Obtains Waiver and Amendment of Credit and Loan Facilities.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENOX GROUP INC

By:	/s/ Timothy J. Schugel
Timothy J. Schugel
Chief Financial and Operating Officer

Date:   February 14, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1

Waiver and Fourth Amendment, dated as of February 9, 2007, to the Revolving Credit Agreement, dated as of September 1, 2005, among D56, Inc., Lenox Retail, Inc. and Lenox, Incorporated, as Borrowers, Lenox Group Inc., Lenox Sales, Inc. and FL 56 Intermediate Corp., as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents.

10.2

Waiver and Third Amendment, dated as of February 9, 2007, to the Term Loan Credit Agreement, dated as of September 1, 2005, among D56, Inc., Lenox Retail, Inc. and Lenox, Incorporated, as Borrowers, Lenox Group Inc., Lenox Sales, Inc. and FL 56 Intermediate Corp., as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent.

99.1	Press release dated February 14, 2007, entitled “Lenox Group Inc. Obtains Waiver and Amendment of Credit and Loan Facilities.”